SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported):  June 22, 2007

                          HOUSTON AMERICAN ENERGY CORP.
                          -----------------------------
               (Exact name of registrant as specified in Charter)

            Delaware                    1-32955          76-0675953
  --------------------------------   ------------   -------------------
  (State or other jurisdiction of     (Commission      (IRS Employer
  incorporation or organization)       File No.)     Identification No.)


                          801 Travis Street, Suite 2020
                              Houston, Texas 77002
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               (Address of Principal Executive Offices) (Zip Code)

                                  713-222-6966
                            -------------------------
                            (Issuer Telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing
               Rule or Standard; Transfer of Listing.

On June 22, 2007, Houston American Energy Corp. ("Houston American") notified the American Stock Exchange ("AMEX"), the principal listing for Houston American's common stock, of its intention to transfer the listing of its common stock from AMEX to the Nasdaq Capital Market ("NASDAQ"). Houston American expects that trading will continue on AMEX under the trading symbol "HGO" until trading commences on NASDAQ under the stock trading symbol "HUSA". A copy of Houston American's press release announcing its intent to transfer the listing of its common stock to NASDAQ is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

Exhibits

     99.1      Press release of Houston American Energy Corp., dated June 22,
               2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HOUSTON AMERICAN ENERGY CORP.

Dated:  June 22, 2007
                                        By:     /s/ John Terwilliger
                                                John Terwilliger,
                                                President and
                                                Chief Executive Officer